STANDARD  FORM OF OFFICE LEASE The Real Estate Board
                       of New York, Inc.

    2/94

    AGREEMENT OF LEASE, made as of the 26th day of September, 1997 between MIDTOWN REALTY COMPANY, L.L.C., a New York limited liability company, having an office at 1775 Broadway, New York, New York 10019 ("Owner".) and ALLSTATE FINANCIAL CORPORATION, a Virginia corporation, (."Tenant"), having its principal office at 2700 South Ouincy Street, Arlington, Virginia 22206.

                                     WITNESSETH

    Owner hereby leases to Tenant and Tenant hereby hires from Owner the space known as Suite 604 depicted on Exhibit A annexed hereto and made a part hereof (the Demised premises) located on the sixth (6th) floor in the building (the Building) known as 1775 Broadway, New York, New York for a term of four (4) years commencing on November 1, 1997 (the Commencement Date.) and ending on October 31, 2001 (the Expiration Dater) or until such term shall sooner cease and expire as hereinafter provided, both dates inclusive, at an annual rental rate (hereinafter sometimes referred to as "Base Rent.) of $86,130.00 per annum from December I . 1997 through and including the Expiration Date. which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment in equal monthly installments in advance on the first day of each month during said term at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever except that: (i) Tenant shall pay $7,177.50 on the execution hereof which shall be applied against the installment of Base Rent due hereunder on December 1, 1997; and (ii) Tenant shall pay Owner an amount of $652.50 per month, as additional rent, for electricity supplied to the demised premises from the Commencement Date through and including November 30, 1997.

    The parties hereto, for themselves,  their heirs,  distributees,  executors,
    administrators,  legal  representatives,   successors  and  assigns,  hereby
    covenant as follows:

     Rent:  1. Tenant shall pay the rent as above and as  hereinafter  provided.
Occupancy:  2.  Tenant  shall use and occupy  the  demised  premises  solely for executive and administrative offices for Tenant's factoring and commercial lending business and for no other purpose.
     Tenant 3. Tenant shall make no changes in or to the Alterations: demised premises of any nature without Owner's prior written consent l . Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry curd will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms A part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law. All 2. fixtures and all paneling, partitions, railings and like installations installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

    1

    Maintenance 4. Tenant shall, throughout the term of this lease, and take good care of the demised premises and the
Repairs: fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness. omission neglect or improper the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two" contractors for the trade or trades in question, selected from a list of at least tug contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience. annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article ~ shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

    Window 5. Tenant will not clean nor require, permit. suffer Cleaning: or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

    Requirements 6. Prior to the commencement of the lease term, if of Law, Tenant is then in possession, and at all times

    Fire Insurance, thereafter, Tenant, at Tenant's sole cost and expense, Floor
    Loads: shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to lab:, and all orders, rules and regulations of the New York Board of Fire Underwriters,








    Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to
    Owner's satisfaction ad damages. interest. penalties and expenses, including, but not limited to, reasonable attorney's fees, by caste deposit or by surety bond in an amount and in a company satisfactory It" Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any pan thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a pan. or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department. Board of Fire Underwriters, Fire Insurance Rating Organization
   or other authority having jurisdiction. and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that 3.
 Tenant shall pay all costs, expenses.  fines,  penalties, or damages. which may be imposed  upon Owner by reason of I  Tenant's  failure to comply  with the provisions of this article end if by reason of such failure the fire insurance rate shall.
    be higher than it
    otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes business machines and mechanical equipment. Such installations shall be placed and maintained by tenant, at Tenant's expense, in settings sufficient, In Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination;  7,  This  lean is  subject  and  subordinate  to all  ground  or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises arc a pan and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages.
    This clause shall be self-operative am no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises arc a pan. In confirmation of such subordination. Tenant shall from time to time execute promptly any certificate that Owner may request.

    Property Loss, Damage Reimbursement Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, Or for loss
    of or damage to any property of Tenant by theft or
    otherwise, nor for any injury or damage to persons
    or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, to agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused be operations in construction of any private, public or quasi pubic work. If at any time any windows of the demised premises are temporarily closed. darkened or backed up (or permanently closed. darkened or bricked up if required by law) for any reason whatsoever including. but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation tberefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabihues, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees,. paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant. Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and ommissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim. Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in waung, such approval not to be unreasonably withheld.

    Destruction, Fire and Other Casualty:
     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinaher set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied by Tenant then rent shall be apportioned as provided in subsection (b), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given with 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or  casualty,  whchever is sooner,  specifying  a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shaft forthwith quit, surrender and vacate the premises without prejudice however, to 4 rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent Owing shad be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five
    (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claum against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subpaAgApbs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasers' insurance policies contain a clause providing that such a release or waiver shil not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shil pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or Furnishings or any fixtures or equipment, improvements, or appurtenences 5 Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Properly Law and agrees that the provisions of this article shall govern and control in lieu thereof.

    Eminent Domain:  10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proeeeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term and provided further such claim does not reduce Owner's award.

   Assignment, Mortgage, Etc.:  11. Tenant, for itself, its heirs, distributees, executors, administrators. legal representative
    successor and assigns, expressly covenants that it
    shall not assign, mortgage or encumber this
    agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others. without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a Corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant.
    Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under- temnt or occupant as tenant, or a release of Tenant from the further Performance by Tenant of covenants on the part ofTenant herein contained. The consent by Owner to an assignment or underlettingg shall not in any wax be construed to relieve Tenant from obtaining the express consent in wnung of Owner to any hunher assignment or underierting.

    Electric Current:   12. Rates and conditions in respect to submetering
     or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.
    Access to
    Premises:

    13. Owner or Owner's agents shall have the right
    (but shall not be obligated) to enter the demised premises m any emergency at any ume, and, at ocher reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and

    Maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgages of the building, and during the six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry maybe necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or it's agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substainially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitations or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligation's hereunder.

    Vault,
    Vault Space,
    Area:

    14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the buildup is leased hereunder. anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding.
    Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and or occupy, is to be used znd/or occupied under a revocable license, and if any such license be revoked. or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility. Owner shall not be subject to any liability nor shall Tcnant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or  area shall be paid by Tcnant.

    Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owacr's work, if any. In any event Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

     Bankruptcy: 16. (a) Anything elsewhere in this lease to the contrary norwithstanding, this Iease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events.. ( I ) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor, or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant. or by reason of any statue or order of count, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.
    (b) it is stipulated and agreed that in the event of the termmanon of this lease pursuant to (a) hereof, Owner shall forthwith, norwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the team demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof. Before presentation of proof of such liquidation damages to any count, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when. and governing the proceedings in which, such damages are to be proved. whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

    Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of for the payment of rent or additional rent: or if the demised premises become vacant or deserted: or if any execution or attachment shall be Issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant or if this lease be rejected under Title 11 of the U.S. Code (bankruptcy code). or if Tenant shall fail to move into or take possession of the premises within thirty
    (30) days after the commencement of the term of this lease. then, in any one or more of such events, upon Owner serving z written notice upon Tenant specifying the nature of said default and upon the expiration of Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of nature that the same cannot be completely cured or remedied within and if Tenant shall not have diligently commenced curing such default within and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant. and upon the expiration of said five
    (S) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

      (2) 1f the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Teneant shall make default hereunder prior to the date fixed as the commencement of any or extension of this lease. Owner may cancel and terminate such renewal or extension agreement by written notice.


    Remedies of
    Oowner and
    Waiver of
    Redemption:

    18. In czar of any such default. re-enrry. expiration znd/or dispossess by summary proceedings or order wise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/ or expiration, (b) Owner may re-let the premises or any part or parts thereof. either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not released or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses. Reasonable attorneys' fees, brokerage, advertising and for keeping the Demised premises in good order or for preparing the same for re-letting. Any Such liquidated damages shall be paid in monthly installments by Tenant on The rent day specified in this lease and any suit brought to collect the Amount of the deficiency for any month shall not prejudice in any way the Rights of Owner to collect the deficiency for anv subsequent month by a Similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may. at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premuses are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any of such net rents collected over the sums payable by Teant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy. shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession o demised premises, by reason of the violation by Tenant of any of the coveants and conditions of this lease, or otherwise.

    Fees and 19. If Tenant shall default in the observance or Expenses: performance of any team or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease Owner may immediately or at any time thereafter and without notice perform the obligation of Tenam thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecute or defending any action or proceeding. and prevails in any such action proceeding then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant m Owner within (10) days of rendition of on bill or statement to Tenant therefor If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

    Building
    Alterations
    and
    Management:
    20. Owner shall have the right at any time
        without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances. passageways, doors, doorways, corridors, eleva tors, stairs, toilets or other public parts of the building and to change the name, number or designation bv which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

    No Repre-
    sentations
    by Owner:

     21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon Which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no nghts. easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised Premises and is thoroghly acquainted with their condition and agrees to take the as is and acknowledge that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract. Which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be in ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

Term:

    22. Upon the expiration or other termination of the term of this lease, Tenant shall quit gad surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease . If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceeding business day.

       23.    Owner covenants and agrees with Tenant that upon Tenant paying the
    Quiet     rent and additional rent and observing and performing all the
    Enjoyment terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinfore mentioned.
    Failure
    to Give
    Possession:

     24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undenenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certicate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liabibry for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condinon required by this lease. If permission is given to Tenant to enter into the possession of the demises premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this Tenant, covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to Constitute -an express provision to the contrary within the meaning of Sccoon 223-a of the New York Real Property Law.

No Waiver: 25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condinon of this lease or of any of the Rules or Regulauons, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a vioiabon from having all the force and effect of an original violation. The receipt Dy Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owncr unless such waiver be in writing signed by Owncr. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy m this lease provided. No act or thing done by Owneror Owncr's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall he valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises

    Waiver of
    Trial by Jury:

    26. It is mutually agreed by and berween Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by Jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage ) on any matters whatsoever arising out of or in any way connected with this lease the relationship of Owner and Tenant Tenant"s use of or occupancy of said premises and any emergency statutory or any other statutory remedy. It is further mutuallv agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises. Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Anicle 4 except for statutory mandatory counterclaims.

    Inability to     27. This Lease and the obligation of Tenant to pay
    Perform: rent hereunder and perform all of the other cov-enants and agreements hereunder on part of Tenant to be performed shall in no wise be affected impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be Supplied or is unable to make or is delayed in making any repair additions alterations or decorations or is unable to supply or is delayed in supplying any equipment fixtures or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including but not limited to government preemption or restrictions or by reason of any rule. order or regulation of any department or subdivision therefore of any government agency or by reason of conditions which have been or are affected , either directly or indirectly, by war or other emergency.

     28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be reqwuired to give Tenant, shall be deemed sufficiently given or rendered if, in writing, Delivered to Tenant personally or sent by registered or certified mail Addressed to Tenant at the building of which the demised premises form Part or at the last known residence address or business of Tenant or
     Left at any of the aforesaid premises addressed to Tenant, and the time of the renition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written Price.
    Services
    Provided by
    Others:

    29. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times: (b) heat to the demised premises when and as required by law. on business days from 8 Am. to 6 p.m.; (c) water for ordinary lavatory purposes but If Tenant uses or consumes water for any other purpose or in unusual quantities (of which fact On. ner shall be the sole judge) Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. (e) If the demised premises are serviced by
     1 Owner's air conditioning/cooling and ventilating system. air conditioning/ cooling will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays. Sundays or on holidays. Owner will furnished the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of heating, elevators plumbing, air-conditioning electric, power systems or cleaning or other services, it any, when necessary by reason of accident or for repairs alterations replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service. Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.

     Captions: 30. The Captions are inserted only as a matter of convenience and for reference and In no way define. Limit or describe the scope of this lease nor the intent of any provisions thereof. Definitions: 31. The term -office-or~offices-. Wherever used in this lease shall not be construed to mean premises used as a store or stores for the sale or display at any time, of goods. wares or merchandise of any kind or as a restaurant shop. booth bootblack or other stand barber shop. or for other similar purposes or for manufac" turing The term "Owner- means a landlord or lessor, and as used in this lease means only the owner or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or o of the land and building) of which the demised premises form a pan so that in the event of any sale or sales of said land and building or of said lease or In the event of a lease of said building. or of the land and building. The said Owner shall be and hereby Is entirely freed and relieved of all covenants and obligations of Owner hereunder and it shall be deemed and construed without further agreement between the parties or their successors in interest or between the parties and the purchaser at any such safe or the said lessee of the buildup or of the land and building. that the purchaser or the lessee of the butiding has assumed and agreed to carry out any and all covenants artd obligations of Owncr hereunder. The words ~re-enter- and re-enty as used in this lease are not restricted to their techanical legal meaning. The term "business days" as used in this lease shall exclude Saturdays Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contact or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld such consent shall not be unreasonably delayed.

    AdJacent
    Excavation-
    Shoring:

     32. If an excavation shall be made upon land adjacent to the demised premises or shall be autho- rized to be made. Tenant shall afford to the person causing or authorized to cause such excavation license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner or diminution or abatement of rent.

 Rules and Regulations:

     33. Tenant and Tenant's servants. employees agents visitors and licensees shall observe faith- fully and comply strictly with the Rules and Regulations and such other and further reasonable Rules and Regulanons as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect In case

  Notes to
Printed Form

     1. which shall not be unreasonably withheld or delayed in the case of nonstructural alterations that do not affect Building systems and are made wholly within the demised premises.

    2. (including carpeting)

    3. otherwise in effect

     is this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules seal Regulations or terms, covenant or condition in any other lease, as against say other tenant And Owner shall not be liable to tennat for violation of the same by any other tenants, its servants, employees, agents, visitors or licensees.
Security

     34. Tenant has deposited with Owner the sum of $7,177.50 as security for the faithful perfomance and observance by Tenant of the terms, provisions and conditions of this lease.

    SEE RIDER ATTACHED HERETO AND MADE A PART HEREOF

    In Witness Whereof, Owner And Tenant Eve respectively signed ;md Bled this lease as of the day ~ year first above written.

    MIDTOWN REALTY


    By

    ALLSTATE FINANCIAL CORPORATION


    By  /s/ Peter D. Matthy
        Executive Vice President


    RIDER ATTACHED TO AND FORMING PART OF LEASE DATED
    AS OF SEPTEMBER 26, 1997 BETWEEN MIDTOWN REALTY
    COMPANY, L.L.C., AS OWNER, AND ALLSTATE FINANCIAL
    CORPORATION, INC., AS TENANT, COVERING SUITE 604
    ON THE SIXTH FLOOR IN THE BUILDING LOCATED AT 1775
    BROADWAY. NEW YORK. NEW YORK

    37. ACCEPTANCE OF DEMISED PREMISES; OWNER'S WORK.

    Tenant acknowledges and represents to Owner that it has inspected and examined the demised premises and the Building or caused the same to be inspected and examined, and is fully familiar and satisfied with the physical condition and state of repair thereof and all materials existing, utilized and/or present therein, and hereby agrees to accept possession of the demised premises in their existing condition and state of repair, "as is", subject, however, to substantial completion of Owner's Work (as hereinafter defined) and Tenant agrees that Owner shall have no obligation to do any work or make any installation or alteration to or in respect thereof, except that Owner shall: (i) furnish and install additional partitions and interior doors; (ii) furnish and install a pantry sink and counter top and appropriate electric outlets; (iii) furnish and install new Building standard i' phoenix Designweave 2802" carpet throughout the demised premises (except that pantry and air conditioning

    ~^~--- _o:..~ :_ ..vt be -~ ~l-l-enanc s color choice; and (iv) paint the demised premises with one coat Building standard Benjamin Moore t' Bone White" paint (except that window frames, ceiling and entrance door shall not be painted), all as more particularly depicted on Exhibit B annexed hereto and made part hereof. Provided that Tenant notifies Owner of its carpet color selection by no later than October 6, 1997, Owner shall use reasonable efforts (subject to force majeure) to substantially complete the aforementioned items ("Owner's Work") by the Commencement Date. Owner's Work shall be performed in a good and workerlike manner in accordance with all applicable legal requirements.

    Moms snail not De carpeted) in Tenant's
    paint the demised ~

    38. ELECTRIC INCLUSION. A. Owner shall, through
    Owner's facilities, equipment and installations in the Building furnish the electricity Tenant shall reasonably require in the demised premises on a "rent inclusion)' basis (i.e., there shall be no separate charge to Tenant for such electricity by way of measuring the same on any meter or otherwise); the furnishing of such electricity being included in the Base Rent reserved hereunder as estimated in Paragraph B of this Article, subject, however, to all of the other provisions of this Article. Owner shall not be liable in any way to Tenant for any failure or defect in the supply or character of electricity furnished to the demised premises other negligent or otherwise than such as may result from Owner's

    ~ wrongful acts with respect to Owner's
    continuing maintenance and keeping in good repair of Owner's electrical equipment, facilities and installations in the Building. Tenant shall maintain all lighting fixtures and furnish and install all lighting tubes, lamps, ballast transformers, starters and bulbs in the demised premises, in accordance with the standards of the Building.

















    supplying electricity to the Building as of April 1, 1996. At any time after Tenant commences occupancy of the demised premises and opens the demised premises for business either Owner or Tenant may demand a survey to be prepared by the Office of James Carey ("Carey"), or if Carey shall not be available, or if in Owner's judgment Carey is not suitable for the purpose, then by another reputable, independent electrical consultant to be selected by Owner, the cost of which survey shall be borne by Tenant. The purpose of said survey shall be to determine the appropriate charge to Tenant for electricity to be included in the Base Rent taking into account the full electric service including the potential demand (connected load) necessary or useful for Tenant's operation of all equipment, lighting and other installations, including, without limitation, air conditioning, heating and ventilation and any additional hours in excess of normal business hours during which the demised premises are in use. The rent inclusion factor shall, from time to time, be determined on the basis of the then prevailing local public utility rates at the highest per unit rates payable by Owner for electric service, inclusive of all applicable "demand", "fuel adjustment", "time of day" and any other charges and any taxes included in or applicable to such rates and without regard to the electricity used in the remainder of the Building. When the charge for electricity has been so determined as a result of such survey, the Base Rent shall be increased or decreased, as the case may require, by the difference between the charge per annum determined by the survey and the estimated rent inclusion factor, effective as of the first day of the term hereof.

    C. Tenant's use of electricity in the demised premises shall not at any time exceed the capacity of any of the electrical conductors, equipment, installations or facilities as hereinbefore enumerated or otherwise serving the demised premises. In order to ensure that such capacity is not exceeded and to avert a possible adverse effect upon the Building electric service, Tenant shall not, without Owner's prior written consent in each instance, connect any additional fixtures, appliances or equipment (other than lamps, personal computers, desktop copiers, facsimile machines, fractional horsepower appliances and similar items of small power consumption) to the Building electric distribution system or make any alteration or addition to the electric system of the demised premises existing as of the commencement date of this lease. Should Owner grant such consent, all additional risers or other equipment required therefor shall be installed by Owner and the cost thereof shall be paid by Tenant, as additional rent, upon Owner's demand. As a condition to granting such consent, Owner may require that Tenant agree to an increase in the Base Rent by an amount which will reflect the additional service to be furnished by Owner, that is, the potential electric energy (connected load) to be made available to Tenant based upon the estimated additional capacity of such additional risers or other equipment. Such increases shall be determined on the basis of the cost of furnishing and installing any additional equipment or electrical facilities as well as the then prevailing local public utility rates at the highest per unit rates payable by Owner for electric service, inclusive of all applicable "demand", "time of day", "fuel adjustment" and any other charges and any taxes included in or applicable to such rates and without regard to the electricity used in the remainder of the Building. If Owner And T=n=~-









    adjusted. Such increase and adjustment shall be effective retroactive to the date such additional service is made available.

    D. If Tenant shall require electricity beyond the normal business hours specified above or for purposes other than as specified in Paragraph B of this Article, or if the public utility rate schedule, including any supplementary charges such as "fuel adjustments", "time of day" charges or any other charges for the supply of electricity to the Building shall be increased or imposed subsequent to the date hereof, or if there shall be a change in taxes, or if additional taxes shall be imposed upon the sale or furnishing of such electricity, then the Base Rent shall be adjusted to reflect the resulting increases in Owner's service in providing electricity to the demised premises, and the amount set forth in Paragraph B of this Article shall also be adjusted accordingly. If Owner and Tenant cannot agree thereon, the amount of such increases shall be determined by Carey, or if Carey shall not be available, or if in Owner's judgment Carey is not suitable for the purpose, then by another reputable, independent electrical consultant to be selected by Owner, and paid equally by Owner and Tenant. Such increases shall be based on the application of the thereby established potential demand and electrical consumption to the then prevailing local public utility rates at the highest per unit rates payable by Owner for electric service, inclusive of all applicable "demand", "time of day", "fuel adjustment" and any other charges and any taxes included in or applicable to such rates, and without regard to the electricity used in the remainder of the Building. In the event that during the term hereof there should be any change in the regulations of the public utility company or the Public Service Commission or any governmental or quasi governmental entity claiming jurisdiction or in the event there should be any change in the interpretation of such regulations or ordinances by any court of law claiming jurisdiction which may affect the furnishing of electricity to the demised premises by Owner, Base Rent shall be adjusted to fully defray the cost, on a pro rata square foot of occupancy basis, of complying with any such revised regulations, requirements or interpretations and the amount set forth in Paragraph B of this Article shall also be adjusted accordingly.

    E. If Owner shall be required by law, by any governmental authority claiming jurisdiction or by the utility company supplying electric energy to the Building, or if Owner shall make it a policy with respect to the Building's tenants in

    ~ discontinue
    furnishing electricity, Owner shall have the right to discontinue the furnishing of electricity upon not less than ninety (90) days prior written notice to Tenant. If Owner exercises such right, this lease shall continue in full force and effect and shall be unaffected thereby, except that from and after the effective date of such discontinuance, Owner shall not be obligated to furnish electricity to Tenant and the Base Rent payable under this lease shall be reduced by the then applicable rent inclusion factor. If Owner so discontinues furnishing electricity to Tenant, Tenantshall arrange to obtain electricity directly from the public utility company furnishing electricity to the Building as expeditiously as is possible and shall thereafter pay Owner for maintaining the current transformers. service sWihch-Q-- fast general Lout not necessarily all tenants) to

directly from the public
    to the Building as








    thereafter pay Owner









    F. Whenever, pursuant to any of the provisions of this Article the amount of the rent inclusion factor shall be adjusted, the parties shall execute an agreement supplementary hereto to reflect such adjustment, and the Base Rent shall be adjusted accordingly and the amount set forth in Paragraph B of this Article shall likewise be adjusted, effective from the effective date of such increase or decrease in usage or from the effective date of the change in public utility rates; but such adjustment shall be effective from such date whether or not such supplementary agreement is executed.

    G. At no time shall Tenant's connected electrical load in the demised premises exceed 5.0 watts per square foot of rentable space. Tenant has reviewed the electrical capacity available to the demised premises and represents that it is satisfied therewith.

    39. EXPENSE ESCALATION. A. For purposes of this lease the following terms shall have the following meanings: (i) "Rate" shall mean the minimum regular hourly wage rate without fringe benefits prescribed for Porters (as hereinafter defined) for Class A office buildings (or any successor category), pursuant to the present and any successor agreement between the Realty Advisory Board on Labor Relations, Incorporated (or any successor thereto) and Local 32B of the Building Service Employees International Union, AFL-CIO (or any successor thereto), covering the wage rates for Porters in such buildings ("Agreement"), provided, however, that if, at any time during the term hereof: (a) regular employment of Porters occurs on days or during hours when overtime or other premium pay rates are in effect pursuant to the Agreement, "Rate" shall mean the average hourly wage rate for the hours in a calendar week during which Porters are regularly employed (e.g., if, pursuant to the Agreement, the regular weekly employment of Porters is for forty (40) hours at a regular hourly wage rate of $20.00 for the first thirty (30) hours and an overtime hourly wage rate of $30.00 for the remaining ten (10) hours, the average hourly wage rate for the applicable period shall be the weekly wage rate of $900.00 divided by the number of regular hours of employment, to wit, forty (40), or $22.50); and
    (b) no  Agreement  exists,  "Rate"  shall mean the average  minimum  regular hourly wage rate actually payable to Porters by Owner or the contractor performing cleaning services in the Building, or, if no Porters are employed at the Building, such rate for Porters employed at Class A office buildings (as such buildings are presently described in the Agreement); (ii) "Base Rate" shall mean the Rate in effect on January 1, 1998; (iii) "Multiplication Factor" shall mean 2,700; and (iv) "Porters" shall mean those employees who have been employed for ten (10) years or more and who are engaged in the general maintenance and operation of office buildings, classified as "Others" in the current Agreement, or, failing such classification in any subsequent Agreement, the most nearly comparable classification in such Agreement.

    B. If, in any period during the term hereof, the Rate exceeds the Base Rate, Tenant shall pay Owner an amount ("Expense Escalation") equal to the product of the Multiplication Factor multiplied by one (1) cent for each one (1) cent that the Rate exceeds the Base Rate, appropriately adjusted for any such period which is only partially within the term hereof. The termination of this lease. Notwithstanding the foregoing, if, by reason of any law, or any rule, order, regulation or requirement of any governmental or quasi-governmental authority having or asserting jurisdiction (collectively, the "Restrictions"), an increase in the Rate is reduced or does not take effect, or increases in the Rate are limited or prohibited, then, for the period of the Restrictions (the "Restrictions Period"), the applicable increase (the "Increase") in the Rate for purposes of this Article shall be the Increase in the Rate ("Prior Increase") which most immediately preceded the effective date of the Restrictions. The Increase shall take effect on the date following the expiration of the period for the Prior Increase and an equivalent Increase shall take effect on each anniversary of such effective date during the Restriction Period.

    C. Each notice given by Owner pursuant to Paragraph B of this Article shall be binding upon Tenant unless, within ninety (90) days after its receipt of such notice, Tenant notifies Owner of its disagreement therewith, specifying the portion thereof with which Tenant disagrees. Pending resolution of such dispute, Tenant shall, without prejudice to its rights, pay all amounts determined by Owner to be due subject to refund or credit by Owner (without interest) upon any contrary determination.

    D. Owner's failure to timely bill all or any portion of the Expense Escalation (or any increase therein) for any period or periods during the term hereof (whether because of a failure to timely consummate an Agreement or because of an error or oversight of Owner or its managing agent or for any other reason) shall not constitute a waiver of Owner's right to ultimately collect such amount, nor a waiver of Owner's right to bill Tenant at any subsequent time retroactively for the entire amount so untilled, which untilled amount shall be payable by Tenant within ten (10) days after Tenant is so billed.

    E. Any payments due under this Article for any period of less than a full calendar year or a full calendar month shall be equitably prorated. Tenant's obligation to make any payments pursuant to this Article shall survive the expiration or sooner termination of this lease,

    F. Nothing contained in this Article shall be construed so as to reduce the Base Rent below the sum set forth in this lease, plus any increases therein, pursuant to any provisions of this lease.

    G. Upon request of Owner, Tenant shall execute an agreement supplementary to this lease confirming any Expense Escalations due pursuant to this Article, but such amounts shall be due and payable regardless of whether any such supplementary agreement is executed.

    40. IMPOSITIONS. A. For the purposes of this lease the following terms shall have the following meanings: (i)
    "Impositions" shall mean and include all real estate taxes, water and sewer rents, rates and charges, all assessments and levies attributable or payable to any business improvement or similar district in which the Building is located and all other governmental and quasi-governmental fees, charges and

    : ~









    Impositions shall be deemed to include income taxes assessed against Owner, capital levy, franchise, estate, succession, inheritance or transfer taxes of Owner; provided, nevertheless, that if at any time during the term of this lease the present method of taxation or assessment shall be changed so that in lieu of or in addition to the whole or any part of the taxes, assessments or other charges now levied, assessed or imposed on real estate or the improvements thereon, there shall be levied, assessed or imposed wholly or partially a franchise tax, capital levy or other tax on real estate as such, or on the use and occupancy thereof, or on the rents or income derived therefrom, or if any such tax or charge, or any part thereof, howsoever called, shall be measured by or based on the Building or the Land or the rents or income derived therefrom, then all such taxes, assessments, levies or charges or the part thereof so measured or based shall be deemed to be included within the definition of the term "Impositions" for the purpose of this lease, to the extent that such tax would be payable if the Building and the Land were the only property of Owner subject to such tax;
    (ii) "Base Tax Yeari' shall mean the period comprised of the twelve (12) full calendar months ending June 30, 1998; and (iii) "Tenant's Percentage" shall mean 0.46~; Tenant hereby acknowledges the fact that, and agrees that, Tenant's Percentage is greater than the relationship between the actual measurable size of the demised premises and the size of the Building.

    B. If the Impositions, or any item thereof, for or allocable to any fiscal tax year, or any part thereof, subsequent to the Base Tax Year shall be greater than the amount of such Impositions (or such item thereof), as finally determined, due and payable for or allocable to the Base Tax Year, whether by reason of an increase either in the tax rate or the assessed valuation, or both, or by reason of the levy, assessment or imposition of any tax on real estate or rents not now levied, or for any other reason, Tenant shall pay and hereby covenants to pay Owner, as additional rent hereunder, an amount equal to Tenant's Percentage of the increase in the amount of such Impositions or any item thereof, over the corresponding Impositions, or any item thereof, paid or payable for or allocable to the Base Tax Year, at least thirty (30) days prior to the date on which any such Imposition or installment thereof is due and payable or, at Owner's option, on a monthly, quarterly or semi-annual basis within twenty (20) days following the rendition of a bill by Owner. Upon Tenant's request therefor Owner shall provide Tenant with a copy of the bill rendered to Owner by the taxing authority. If a final determination in legal proceedings shall reduce Impositions for the Base Tax Year, the reduced amount thereof shall thereafter determine the amount of additional rent payable by Tenant pursuant to this Paragraph B and, in such event, the additional rent theretofore paid by Tenant in respect of such Impositions shall be recomputed on the basis of such reduction and Tenant shall pay Owner, within twenty (20) days after being billed therefor, any deficiency between the amount of such additional rent as theretofore computed and paid and the amount thereof due as a result of such recomputation. If any tax exemption or abatement, in whole or in part, shall be granted or be or become effective with respect to the Building and/or the Land, or any part thereof or unit (or subdivision) therein, by reason of the ownership or any interest in or occupancy of the Buildina and/nr the T.=n~ ^' are, ~,_. -~^ - ~^=









    extent as if no such exemption or abatement had been granted or become effective. In the case of any such exemption or abatement, any statement, certification or bill issued by the taxing authority, or any official thereof, indicating the amount of Impositions which would be payable during any period if such exemption or abatement had not been granted, or had not become effective, shall be conclusive upon the parties hereto for the purpose of computing Tenant's Percentage of any increase in Impositions over the Base Tax Year. The additional rent payable by Tenant under this Article for the final lease year shall be prorated on the basis of the number of days within the applicable fiscal tax year falling within the term of this lease and such obligation shall survive the expiration or sooner termination of the term of this lease.

    C. If Owner shall file any application or institute any action or conduct any negotiation either before or after a valuation is assessed for a reduction of the assessed valuation of the Land or any part thereof and/or the Building or any part thereof and/or shall prosecute any proceeding or action (including appeals) in pursuance thereof, or shall compromise and settle the same on such terms as Owner in its sole judgment shall deem proper, there shall be charged against Tenant, Tenant's Percentage of the expenses (including, without limitation, attorneys' fees and expenses and appraisers' fees) incurred by Owner in connection with any such application, proceeding, action, appeal or negotiation. If, after Tenant shall have made a payment of additional rent under this Article, Owner shall receive a refund of any portion of the Impositions on which such payment shall have been based as the result of any such application, proceeding, action or appeal, Owner shall pay Tenant Tenant's Percentage of the refund. Nothing in this Article shall be deemed or be construed to require Owner to pay to Tenant any portion of a refund of Impositions paid to Owner during or in respect of the Base Tax Year or to reflect a reduction in the amount of Impositions to a level below those in effect during the Base Tax Year, or during any period Tenant shall be in default hereunder. Tenant shall not institute tax reduction, certiorari or other proceedings to reduce the assessed value of the Land, the Building or any part of either of them, it being expressly understood and agreed that only Owner shall be eligible to institute such proceedings.

    D. Tenant shall also pay Owner, within twenty (20) days after being billed therefor and as additional rent for the year in which the same shall be payable by Owner, an amount equal to Tenant's Percentage of any assessments or installment thereof for public betterments or improvements (whether the same shall have been commenced or completed prior to or subsequent to the date of this lease) which may be levied upon the Land and/or the Building, a description of which betterments and improvements shall accompany such bill. Owner, if permitted to do so under any mortgage(s) encumbering the Land and/or the Building, may take the benefit of the provisions of any statute or ordinance permitting any such assessment to be paid over a period of time and, in such case, Tenant shall be obligated to pay only Tenant's Percentage of the installments of any such assessments which become due and payable during the term of this lease; and such additional rent shall be appropriately prorated for the final lease year-of the term of this lease.









    Saturdays, Sundays or on holidays between May 1st and October 10th, Owner will furnish same at Tenant's expense, provided that same shall be provided in minimum increments of four (4) hours. The electric consumption of the air conditioning and mechanical ventilation to be provided in the demised premises under this Article shall be governed by the provisions governing electrical usage in the demised premises set forth in Article 38 hereo.. Owner shall maintain the air conditioning equipment of the Building in good working condition throughout the term hereof. Tenant agrees to keep and cause to be kept closed all windows in the demised premises and doors leading to the demised premises while the air conditioning equipment is in operation and likewise to lower and close the blinds when necessary due to the sun's position and Tenant agrees at all times to cooperate fully with Owner and to abide by all regulations and requirements which Owner may prescribe for the protection of and proper functioning of the air conditioning system at its optimum potential. Owner, throughout the term of this lease, shall have free and unrestricted access to all air conditioning equipment and facilities in the demised premises and Owner reserves the right to interrupt, curtail, stop or suspend air conditioning service when necessary by reason of accident or for repairs, alterations or improvements which are, in the judgment of Owner, desirable or necessary to be made, or by reason of the difficulty or unavailability in securing supplies or labor, strikes, or for any other causes beyond Owner's control, whether such other causes be similar or dissimilar to those hereinabove specifically mentioned. Furthermore, Owner reserves the right, at any time throughout the term of this lease, to modify, change, reconstruct or alter the air conditioning system or any portion thereof, and the risers, pipes, ducts and conduits used in connection therewith, without affecting the obligations of Tenant hereunder or incurring any liability to Tenant therefor.

                               , ~ ~_--~ TV ~= ~=,,llsed

    42. INDEMNITY. From and after the date Tenant enters into possession of the demised premises Tenant hereby assumes, except as herein otherwise provided, the sole responsibility for the condition, operation, management and control of the demised premises, and hereby covenants and agrees to indemnify and hold Owner and its agents and employees harmless (except for injury or damage resulting from the negligence of Owner, its agents or employees) from and against all claims, actions, judgments, damages, liability or expense, including reasonable attorneys' fees and disbursements, in connection with damage to property or injury or death to persons, arising from or out of the use, alteration, occupation, management, possession or control of the demised premises, or occasioned wholly or in part by any act, omission or other wrongful act of Tenant, its agents, employees, contractors, subtenants, invitees, licensees and the like, or any breach by Tenant of its obligations under this lease.

    In case Owner, without fault on its part, shall be made a party to any litigation commenced against Tenant, Tenant shall protect and hold Owner harmless and shall pay all costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Owner in connection with such litigation. Upon request by Owner, Tenant shall resist and defend any such action or proceeding by counsel chosen by Tenant who shall be reasonably satisfactory to Owner. Tenant or its counsel shall keep Owner fully apprised at alltimes of the status of such defense.

     43. Notice of Damage. Tenant shall give prompt notice to Owner of any fire, accident, loss or damage or dangerous or defective condition materially affecting the demised premises or any part therof or the fixtures or other property of Owner therin of which Tenant has any knowledge. Such notice shall not, however, be deemed or construed to impose upon Owner any obligation to perform any work to be performed by Tenant under this lease or not otherwise hereunder undertaken to be performed by Owner.

 44. ASSIGNMENT SUBLETTING.
    hereby amended in the following respects:

    Article 11 hereof is

    Provided this lease is then in full force and effect and Tenant is not in default hereunder.

    A. (1) If Tenant desires to assign this lease or to sublet all of the demised premises, and shall have obtained a proposed assignee or subtenant upon terms satisfactory to Tenant, Tenant shall submit to Owner in writing a request for Owner's consent, together with: (i) the name of the proposed assignee or subtenant; (ii) the terms and conditions of the proposed assignment or subletting; (iii) the nature and character of the business which the proposed assignee or subtenant proposes to conduct in the demised premises; (iv) current financial statements and banking and other references of such proposed assignee or subtenant; and (v) such other information concerning such proposed assignment or subletting as Owner may reasonably request.

    (2) Owner shall thereupon have the right and option, which may be exercised within thirty (30) days following Owner's receipt of Tenant's aforementioned request for Owner's consent and documentation, to cancel and terminate this lease effective as of the date proposed by Tenant of such assignment or subletting, by giving notice to Tenant within the aforesaid thirty (30) day period of Owner's election so to do. If Owner shall exercise its said option, Tenant shall vacate and surrender the demised premises in the manner prescribed in Article 22 hereof on or before the effective date of such termination, all rents, additional rents and other charges shall be apportioned as of said date and Tenant's obligation in respect thereof shall survive the termination of this lease. Owner shall thereupon be free to lease the demised premises and/or other space in the Building to Tenant's prospective assignee or subtenant. If Owner shall exercise its said option, Owner shall have no liability to Tenant in such event.

    B. (1) If Owner shall not exercise its aforesaid option to terminate this lease pursuant to Paragraph A of this Article, and provided Tenant shall not then be in default under this lease beyond any applicable cure period, Owner's consent to any such proposed assignment or subletting shall not be unreasonably withheld if Owner, in its reasonable discretion, is satisfied as to the reputation and financial responsibility of the proposed assignee or subtenant, that the business of the proposed assignee or subtenant is and will be conducted in the demised premises in a manner consistent with the character and reputation of the Building and is for administrative or executive use for another responsible professional use or business acceptable to Owner. Notwithstanding the foregoing, however, if Owner, in its reasonable discretion is dissatisfied with the type of business or profession, or the reputation or financial responsibility of the proposed assignee or subtenant, or is of the opinion that the business of the proposed assignee or subtenant is not consistent with or will not be conducted in a manner consistent with the character and reputation of the

      -.     .,,   -









    assignee or subtenant. If Owner's sole objection to a prospective subletting is the form of the proposed sublease agreement, Owner shall inform Tenant of the nature of Owner's objection(s) and if Tenant revises the form of the sublease agreement so as to fully satisfy Owner's objection(s), Owner shall consent to the subletting.

    (2) It shall not be deemed unreasonable if Owner withholds its consent to an assignment or subletting of the demised premises for any of the following reasons:

    (a) if the effective date of the proposed assignment or subletting occurs during the last 6 months of the term of the lease;

    (b) if the proposed assignee or subtenant is a tenant or occupant of the Building or a subsidiary, division or affiliate of any such tenant or occupant of the Building, or is a party with whom Owner is then negotiating to lease space in the Building;

    (c) if the proposed assignment or subletting is for use of the demised premises or any part thereof as an auction room, public stenographic service, political campaign office, or governmental (foreign or domestic) agency, department or office, labor union offices or hiring hall, dance or music modeling or art studio, radio or television broadcasting transmission activities, sound recording studio, talent or audition agency, travel agency, airline ticket office, personnel or employment agency, gymnasium, real estate brokerage business, restaurant or other place of public assembly, barber shop, beauty salon, doctors' or dentists' office, or messenger service;

    (d) if the proposed subletting is for less than all of the demised premises (and any such partial subletting shall be deemed a material breach of this lease); or

    (e) if the proposed subletting shall be at a rental rate that is more than two ($2.00) dollars per rentable square foot less than the rental rate then being charged by Owner for comparable space in the Building.

    (3) If Owner shall grant its consent to a
    proposed assignment of this lease or subletting of the demised premises, such consent and the effectiveness of any such assignment or subletting shall nevertheless be conditioned upon Tenant complying with the following conditions: (a) in the case of an assignment, the assignee shall duly assume, directly for the benefit of Owner, all of the obligations of Tenant hereunder and shall cause a written assumption agreement (in form satisfactory to Owner) to be delivered to Owner; and (b) a duplicate original of the executed assignment and assumption agreement~or sublease, as the case may be, shall be delivered to treated as a nullity and of no force or effect whatsoever against Owner.

    C. Every assignment of this lease or subletting hereunder shall be expressly subject to the condition and restriction that the assigned lease or sublease shall not be assigned, encumbered or otherwise transferred or the subleased premises further sublet by the sublessee in whole or in part, or without first complying with all of the provisions of this Article. Every subletting hereunder shall he subject to hereunder

                                       ~ ,~ the
    express condition, and by accepting a sublease hereunder each subtenant shall be conclusively deemed to have agreed, that if this lease should be terminated prior to the expiration date herein set forth or if Owner shall succeed to Tenant's estate in the demised premises, then at Owner's election the subtenant shall attorn to and recognize Owner as the subtenant's owner under the sublease, any provision of law to the contrary notwithstanding; and the subtenant shall promptly execute and deliver to Owner any instrument Owner may reasonably request to evidence such attornment, and each subtenant shall conclusively be deemed to have appointed Owner its attorney-in-fact to execute and deliver any such certificate for and on behalf of such subtenant.

    D. Tenant shall reimburse Owner on demand for the amount of any reasonable attorneys' fees and disbursements (other than fees and disbursements of Owner's in-house counsel), reasonable architectural and engineering fees and other costs incurred by Owner in acting upon any proposed assignment or subletting by Tenant, including fees and costs incurred by Owner in preparing the demised premises in every respect for such assignee's or subtenant's occupancy, whether before or after Owner's consent is granted and whether or not Owner's consent is granted. ~

    E. Notwithstanding any assignment and assumption by the assignee of the obligations of Tenant hereunder or subletting of the demised premises, or the consent of Owner thereto, the Tenant herein named, and each immediate or remote successor in interest of the Tenant herein named, shall remain liable, jointly and severally (as a primary obliger), with its assignee and all subsequent assignees for the performance of Tenant's obligations hereunder and, without limiting the generality of the foregoing, shall remain fully and directly responsible and liable to Owner for all acts and omissions on the part of any assignee subsequent to it in violation or breach of any of Tenant's obligations under this lease.

    F. If Tenant shall receive any consideration from its assignee or subtenant for or in connection with the assignment of this lease or a subletting permitted hereunder, or if Tenant shall sublet the demised premises to anyone for rents which for any period shall exceed the Base Rent payable under this lease during the term of the sublease, Tenant shall account to Owner therefor and shall pay over to Owner, as additional rent hereunder, fifty (50%) percent of such consideration or excess amount within ten (10) days after such consideration or excess amount is payable to Tenant.

                 ~ - G. If Tenant is a corporation, any sale,

               :: Q =; tareCal   ~ __ _ ~ C _ _ ~ _ ~ ~

















    H. Tenant agrees that in connection with any assignment or subletting hereunder, Tenant shall be solely responsible for any alteration work to be done in connection therewith and such alterations shall only be permitted upon compliance with the terms, covenants and provisions of this lease relating to alterations.

    I. Except as expressly modified by this Article, all of the terms and provisions of Article 11 hereof shall remain in full force and effect.

    45. ARBITRATION OF DISPUTES. A. All questions, issues and disputes arising under or in connection with this lease which cannot be resolved by Owner and Tenant acting alone shall be resolved or settled by arbitration in the Borough of Manhattan, City and State of New York, in accordance with the rules then obtaining of the American Arbitration Association, governing commercial arbitration.

    ARBITRATION OF DISPUTES. A

    B. The expenses of arbitration shall be shared equally by Owner and Tenant, but each party shall pay and be separately responsible for its own counsel and witness fees. Owner and Tenant agree to sign all documents and to do all other things necessary to submit any question, issue or dispute arising hereunder or in connection herewith to arbitration and further agree to, and hereby do, waive any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration and to abide by the decision rendered thereunder and agree that a judgment or order may be entered in any court of competent jurisdiction based on an arbitration award (including the granting of injunctive relief) but nothing contained herein or otherwise shall prevent, delay or impede Owner from bringing any action at law or in equity in any court or before any tribunal of-competent jurisdiction against Tenant or otherwise in connection with any breach of or default under this lease by Tenant.

    C. The arbitrators shall have the right to retain and consult experts and competent authorities skilled in the matters under arbitration, but any such consultation shall be made in the presence of both Owner and Tenant, with full right on their part to cross-examine such experts and authorities. The arbitrators shall render their decision and award not later than thirty (30) days after the appointment of the third arbitrator. Their decision and award shall be in writing and counterpart copies thereof shall be delivered to Owner and Tenant. In rendering their decision and award, the arbitrators shall have no power to modify or in any manner alter or reform any of the provisions of this lease, and the jurisdiction of the arbitrators is limited accordingly.

    D. Neither invocation of the right to arbitrate a question, issue or dispute or the commencement of arbitration shall in any way delay or vitiate the obligation of Tenant, hereby confirmed, to perform each and every one of its obligations hereunder, including, without limitation its obligation to pay when due all rent, additional rent and other charges specified herein and to observe all of its covenants herein contained. Any action or proceeding which may be brought by Owner by Summary Proceedings is hereby specifically excluded from being .ql]h4.=r~ ~m ant; -~. 4 ~ _~ :_ _~ . ~









    from and against any and all claims, demands or judgments (and for all expenses, including but not limited to counsel fees and expenses, incurred by Owner in connection therewith) for any commissions, fees or other compensation of any kind by or in favor of any broker or other party other than Williamson, Picket, Gross, Inc. claiming to have brought the availability of the demised premises to the attention of Tenant and/or to have exhibited the demised premises to Tenant or any representative of Tenant and/or claiming to have acted in any capacity as a broker in bringing about this lease or the transaction contemplated hereby. In case any action or proceeding shall be instituted against Owner for the payment of any such commissions, fees or other compensation to any broker or other party other than Williamson, Picket, Gross, Inc. upon notice from Owner and at Tenant's sole expense, shall resist and defend such action or proceeding by counsel chosen by and paid for by Tenant, who shall be reasonably satisfactory to Owner, and Owner shall also have the right, but not the obligation, to participate in the defense of any such action or proceeding by counsel of its own choice paid for by Owner.

    47. OWNER'S ALTERATIONS. Tenant understands and acknowledges that Owner may alter, restore and/or renovate the entrance lobby and/or other portions of the Building (exclusive of the demised premises, except as herein otherwise expressly set forth) and that such alterations, restoration and/or renovation or other work in the Building (including, without limitation the temporary relocation of the entrance to the Building) may result in certain inconveniences or disturbances to Tenant and other occupants of the Building. Tenant agrees that the performance of any such work shall not constitute or be deemed to be a constructive eviction or be grounds for a termination of this lease or the term hereof, nor shall the same in any way affect the obligations of Tenant under lease, including, without limitation, the obligation to pay the rents herein reserved or give Tenant the right to claim damages or any matter or thing from Owner or Owner's agent(s) or contractor(s).

    Owner shall have the right, in its sole judgment, from time to time during the term of this lease, to modify and change: (i) which particular elevators shall serve particular floors; (ii) the number of elevators that serve any particular floor or group of floors; (iii) which elevators shall be passenger elevators and which elevators shall be freight elevators or part one and part the other; and (iv) whether any elevators be manually or automatically controlled; and to make any and all alterations which may be necessary to effect all or any of the foregoing without affecting the obligations of Tenant hereunder or incurring any liability to Tenant therefor, provided that one (1) elevator serving the floor on which the demised premises are located shall be in service at all times.

    48. SUBORDINATION. ATTORNMENT. A. Tenant hereby acknowledges that as of the date hereof Owner is not the owner of the entire Building but rather the owner of the condominium unit in which the demised premises is located and the lessee of the balance of the Building. This lease is subject and subordinate to the declaration of condominium now affecting the Building and the Land (as same may be amended from time to time; the "Declaration"), all ground or underlying leases and all mortgages subordination, Tenant shall execute promptly any certificate Owner may request. Owner hereby represents that to its knowledge consummation of this lease will not conflict with the Declaration and that it has not received any notice of default under the Declaration. Owner agrees to use reasonable efforts to obtain non-disturbance agreements from holders of any mortgages which may now or hereafter affect the leases hereinbefore described or the real property of which the demised premises are a part (such non-disturbance agreements to be in form and content satisfactory to the holders of such mortgages) but the failure or inability of Owner to obtain same shall not affect this lease or Tenant's obligations hereunder.

    B. Tenant covenants and agrees that, if by reason of a default on the part of Owner, as lessee under any ground or underlying lease, in the performance of any of the terms or provisions of such ground or underlying lease, for any other reason of any nature whatsoever, such ground or underlying lease and the leasehold estate of Owner as lessee thereunder is terminated by summary proceeding or otherwise, or if such ground or underlying lease and such leasehold estate is terminated through foreclosure proceedings brought by the holder of any mortgage to which such ground or underlying lease is subject or subordinate, or in case of any foreclosure of any mortgage affecting the real property of which the demised premises is a party, Tenant will attorn to the lessor under such ground or underlying lease or the purchaser in such foreclosure proceedings, as the case may be, and will recognize such lessor or such purchaser as Tenant's owner under this lease, unless the lessor under such ground or underlying lease or the holder of any such mortgage in any such proceedings shall elect in connection therewith to terminate this lease and the rights of Tenant to the possession of the demised premises. Tenant agrees to execute and deliver at any time and from time to time, upon the request of Owner, the lessor under any such ground or underlying lease, or such mortgagee or purchaser, any instrument which may be necessary or appropriate to evidence such attornment. Such attornment by Tenant shall contain, among other things, provisions to the effect that in no event shall such lessor, mortgagee or purchaser, as owner: (i) be obligated to repair, replace or restore the Building or the demised premises in the event of damage or destruction, beyond such repair, replacement or restoration as can be reasonably accomplished from the net proceeds of insurance actually received by or made available to such owner; (ii) be responsible for any previous act or omission of the owner or the tenant under such ground or underlying lease or for the return of any security deposit unless actually received by such owner; (iii) be subject to any liability or offset accruing to Tenant against Owner; (iv) be bound by any previous modification or extension of this lease unless previously consented to; or (v) be bound by any previous prepayment of more than one month's rent or other charge. Tenant further waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this lease or to surrender possession of the demised premises in the event such ground or underlying lease terminates or any such summary proceeding or foreclosure proceeding is brought by the lessor under any such ground or underlying lease or the holder of any such mortgage, and agrees that, unless and until any such lessor under No Huh office use rubbish and refuse and the general cleaning services performed by Owner in the Building. Notwithstanding the foregoing, however, Tenant shall pay Owner the cost of removal of all of Tenant's refuse and rubbish that is in excess of such normal executive office use, such as large quantities of refuse, as well as cartons, boxes, crates, packing cases, furniture and furnishings, filing cabinets, etc. Tenant shall, at its sole cost and expense, comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash (collectively, "Refuse"). Tenant shall sort and separate Refuse into such categories as required by law and shall place such sorted Refuse in separate receptacles reasonably approved by Owner. Owner may refuse to remove Tenant's Refuse that is not separated and sorted as required by law.

    50. OTHER SERVICES. Tenant shall pay Owner's customary charges (as additional rent) within fifteen (15) days of receipt of Owner's invoice therefor, for any and all maintenance and/or repair work done by Owner for Tenant, at Tenant's request, but nothing contained herein shall in any manner or to any degree obligate Owner to do any such maintenance or repair work.

    51. FEES AND EXPENSES. Whenever any default by Tenant causes Owner to engage an attorney and/or incur any other expenses, Tenant agrees that it shall pay such reasonable fees and expenses within twenty (20) days after being billed therefor as additional rent.

    52. LATE CHARGE. If during the term of this lease Tenant shall fail to pay Base Rent, additional rent or any other charge due or payable hereunder or in connection herewith within ten (10) days after same is first due or payable, Tenant agrees to pay to Owner: (i) as and for agreed upon late charges (and not a penalty) on account of Owner's additional administrative, accounting and overhead costs attributable to Tenant's delinquency, five (5) cents for each dollar that is not timely paid; and (ii) an amount equal to the lower of: (a) 23% per annum; or (b) the highest rate permitted by law, on the amount not paid when due, from the due date until the date of payment. All amounts payable to Owner pursuant to this Article shall be considered additional rent. Nothing contained in this Article or otherwise is intended to grant Tenant any extension of time in respect of the due dates for any payments under this lease, nor shall same be construed to be in limitation of or in substitution for any other rights, remedies or privileges available to Owner under this lease, at law, in equity or otherwise.

    53. BILLS INVOICES OR STATEMENTS. All bills, invoices or statements rendered to Tenant pursuant to the terms of this lease shall be deemed binding upon Tenant and determined by Tenant to be correct in all respects if, within ninety (90) days after its receipt of same, Tenant fails to notify Owner, in writing, that it disputes such bills, invoices or statements.

    54. ADDITIONAL RENT. In addition to the Base Rent, all other payments required to be paid by Tenant hereunder shall be deemed-to be additional rent, whether or not the same shot ~ h"









    additional listings on the directory board in the lobby of the Building, except that no name shall be listed on the directory board that is not a person or entity directly related to or associated with Tenant and an occupant of the demised premises.

    56. ESTOPPEL CERTIFICATES. At any time, and from time to time, within fifteen (15) days after written demand therefor, Tenant shall execute, acknowledge and deliver to Owner, without charge, a statement addressed to Owner (and/or such other persons or parties as Owner shall require) certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect, as modified, and stating the modifications), certifying the date to which the Base Rent and additional rents have been paid, and stating whether or not Owner is in default in performance of any of its obligations under this lease, and if so, specifying each such default, it being intended that any such statement delivered pursuant thereto may be relied upon by Owner and others with whom Owner may be dealing.

    57. LIMITATION OF LIABILITY. Notwithstanding anything contained in this lease or at law or in equity to the contrary, it is expressly understood, acknowledged and agreed by Tenant that there shall at no time be or be construed as being any personal liability by or on the part of Owner under or in respect of this lease or in any wise related hereto or the demised premises; it being further understood, acknowledged and agreed that Tenant is accepting this lease and the estate created hereby upon and subject to the understanding that it shall not enforce or seek to enforce any claim or judgment or any other matter, for money or otherwise, personally against any officer, director, member, stockholder, partner, principal (disclosed or undisclosed), representative or agent of Owner, but shall look solely to the equity of Owner in the condominium unit in which the demised premises are located, and not to any other assets of Owner, for the satisfaction of any and all remedies or claims of Tenant in the event of any breach by Owner of any of the terms, covenants or agreements to be performed by Owner under this lease or otherwise; such exculpation of any officer, director, member, stockholder, partner, principal (disclosed or undisclosed), representative or agent of Owner from personal liability as set forth in this Article to be absolute, unconditional and without exception of any kind.

    If Tenant shall at any time claim that Owner unreasonably withheld its consent to any act to which Owner has agreed hereunder not to unreasonably withhold its consent, Owner's sole obligation or liability to Tenant therefor shall be to consent thereto if Tenant prevails against Owner in an arbitration commenced in accordance with the provisions of Article 45 hereof, and Tenant hereby waives and relinquishes any and all claims for damages or other compensation by reason thereof.

    58. RESTRICTIONS ON RENTS. If at the commencement of, or at any time or times during the term of this lease, the Base Rent or additional rents reserved in this lease shall not be fully collectible by reason of any Federal, State, County or City law, proclamation, order or regulation, or direction of any public officer or body pursuant to law, Tenant shall enter into such agreement(s) and take such other steps as Owner may request permissible, an amount equal to the rents which would have been paid pursuant to this lease but for such legal rent restriction, less the rents paid by Tenant to Owner during the period(s) such legal rent restriction was in effect.

    59. BEE~RUd3IL[IX. If any of the terms or provisions of this lease or the application thereof shall be held invalid or otherwise unenforceable, the remaining terms and provisions of this lease andtor the application of such term(s) or provision(s) to persons or circumstances other than those to which the same were held invalid or unenforceable shall not be affected thereby and shall remain in full force and effect, and each term and provision of this lease shall be valid and enforceable to the fullest extent permitted by law.

    60. INTERPRET,~]ON OF LEASE. In the event of any conflict between the printed portions of this lease and the typewritten provisions or this Rider forming a part hereof, the typewritten provisions of this Rider shall control.

    61. INSURANCE. Supplementing the provisions of
    Article 8 hereof;

    Tenant hereby covenants and agrees to indemnify and hold Owner (which term as used in this Article and Article a shall include Owner's employees, agents, partners, officers, members, shareholders and directors, whether or not disclosed) harmless from and against any and all claims, actions, judgments, damages, liabilities and expenses, including (without limitation) reasonable attorneys, fees, in connection with damage to property or injury or death to persons, or any other matters (except for injury, damage, death or other matters resulting from the negligence of Owner, its agents or employees), arising from or out of the use, or occupation of the demised premises or the execution of this lease. If Owner shall be made a party to any litigation commenced against Tenant, then Tenant shall protect and hold owner forever harmless and shall pay all reasonable costs and expenses, including (without limitation) reasonable attorneys' fees and disbursements, incurred or paid by Owner in connection with such litigation. Tenant hereby agrees that fees charged by Owner's insurer Is attorneys shall be deemed reasonable. In furtherance of Tenant's obligations under this Article and this lease (but not in limitation thereof) Tenant covenants and agrees, at its sole cost and expense, to carry and maintain in force from and after the date of this lease and throughout the term hereof: (i) worker's compensation and all other required statutory forms of insurance in statutory limits; and
    (ii) comprehensive general public liability insurance, which shall be written on an-occurrence basis, naming Tenant and Owner as the insured and naming the lessor under any ground or underlying lease or others having an interest in the Land and/or the Building as additional insureds, in limits (subject to increase at Owner's reasonable request) of not less than 03,000,000.00 for bodily and personal injury or death to any one person and not less than $4,000,000.00 for bodily and personal injury or death in any one occurrence, and for property damage of not less than $1,000,000.0O per occurrence, protecting the aforementioned parties from all such claims for bodily or personal injury or death or property damage occurring in or about the demised premises and its appurtenances. All insurance required to be maintained by Tenant shall be carried with a company or companies acceptable to Owner, rated "A-10n or better by Best Insurance Guide and licensed to do business in the State of New York and shall be written for terms of not less than one year. Tenant shall furnish Owner (and any other parties required to be designated as additional insureds under all insurance policies required to be maintained by Tenant) with certificates  evidencing:
    (a) the maintenance of insurance as aforesaid; (b) the payment of the premiums therefor; and (c) the renewals thereof at least thirty (30) days prior to the expiration of any such policy. Such policy or policies shall also provide that it or they shall not be cancelled or altered without giving owner at

    ItL3:190131.4

    -17-









    least thirty (30) days prior written notice thereof which shall be sent to Owner by certified mail at the address to which notices are required to be sent to Owner hereunder. Upon Tenant's default in obtaining or delivering any such policy, policies or certificates or Tenant's failure to pay the premiums therefor, Owner may (but shall not be obligated to) secure or pay the premium for any such policy or policies and charge Tenant as additional rent therefor.

    Tenant hereby releases Owner from all liability, whether for negligence or otherwise, in connection with all losses covered by any insurance policies which Tenant carries (whether or not such insurance is required to be carried under this lease) or is obligated to carry with respect to the demised premises, or any interest or property therein or thereon.

    62. END OF TERM. Article 22 hereof is hereby amended to add the following:

    "If the demised premises are not surrendered and vacated as and at the time required by this lease (time being of the essence), Tenant shall be liable to Owner for: (a) all losses and damages which Owner may incur or sustain by reason thereof, including, without limitation, attorneys' fees and disbursements, and Tenant shall"indemnify Owner against all claims made by any succeeding tenants against Owner or otherwise arising out of or resulting from the failure of Tenant timely to surrender and vacate the demised premises in accordance with the provisions of this lease; and (b) per diem use and occupancy in respect of the demised premises equal to two times the Base Rent and additional rent payable hereunder for the last year of the term of this lease (which amount Owner and Tenant presently agree is the minimum to which Owner would be entitled and is presently contemplated by them as being fair and reasonable under such circumstances and not a penalty). In no event shall any provision hereof be construed as permitting Tenant to hold over in possession of the demised premises after expiration or termination of the term hereof."

    63. SECURITY.
    add the following:

    Article 34 hereof is hereby amended to

    "As long as major commercial banks in the City make interest bearing security deposit accounts available, said security deposit shall be placed by Owner or its agent in an interest bearing account. Interest that may accrue thereon shall belong to Tenant, except such portion thereof as shall be equal to one (1~) per cent per annum of said security deposit (or such higher percentage as Owner may from time to time be lawfully entitled to retain), which such percentage shall belong to and be the sole property of Owner as an administrative fee which Owner may withdraw from time to time and retain. That portion of the interest belonging to Tenant shall be accumulated and retained with such deposit and shall be considered additional security hereunder. The obligation to pay any taxes, whether income or otherwise, related to or affecting any interest earned on such security deposit (except as to that portion thereof which belongs to Owner) shall be the sole responsibility of Tenant and Tenant hereby agrees to pay same and to forever indemnify and save herein described as the demised premises. This lease shall not be or become binding upon Owner to any extent or for any purpose unless and until it is executed by Owner and a fully executed copy thereof is delivered to Tenant.



    ADDITIONAL RULES AND REGULATIONS

    16. No machine or mechanical equipment of any kind, including window mounted or portable air conditioners, other than typewriters, desk-top computers, desk-top printers, desk-top copiers and other ordinary portable computer equipment and business machines, may be installed or operated in any tenant' s premises without Owner's prior written consent, which shall not be unreasonably withheld or delayed, and in no case (even where the same are of a type so excepted or as so consented to by Owner) shall any machines or computer or mechanical equipment be so placed or operated as to disturb other tenants; and such machines and computer and mechanical equipment as may be permitted to be installed and used in a tenant's premises shall be so equipped, installed and maintained by such tenant as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such premises to any other area of the Building. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.

    17. No noise or other activity, including the playing of any musical instruments, radio, television or other sound reproduction system, which would, in Owner's judgment, disturb other tenants in the Building, shall be made or permitted by any tenant, and no cooking shall be done in the tenant's premises, except as expressly approved in writing by Owner.

    18. All entrance doors in each tenant's premises shall be left locked by the tenant when the tenant's premises are not in use. Entrance doors shall be kept closed at all times.

    19. Owner and its cleaning contractor and their employees shall have access to the Tenant's premises after regular business hours and the free use of light, power and water as may be reasonably required for the purpose of cleaning the Tenant's premises in accordance with Owner's obligations under the Tenant's lease. All locks affording access to Tenant's premises and to circulation within Tenant's premises shall be conformed to Owner's master key system.

    20. The requirements of tenants will be attended to only upon application to the Building Superintendent at his office in the Building. Building employees shall not be requested by any tenant, and will not be permitted, to perform any work or services specially for any tenant, unless expressly authorized to do so by the Building Superintendent.

    21. Owner reserves the right to rescind, alter, waive, expand or add any rule or regulation at any time prescribed for the Building when, in its judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the tenants, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. Owner shall not be responsible to any tenant for the non-observance or violation by any other tenant of any of the rules and regulations at any time prescribed for the Building.


    23. Tenant shall have access to the demised premises twenty-four hours per day, seven days per week, excluding Thanksgiving Day, Christmas Day and New Year's Day. If Tenant wishes to access the demised premises on Thanksgiving Day, Christmas Day or New Year's Day, Tenant shall arrange for such access in advance with Owner. Owner may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by Owner or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Any person whose presence in the Building at any time shall, in the judgment of Owner, be prejudicial to the safety, character, reputation and interests of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion Owner may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. Owner may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Owner for the protection of any tenant against the removal of property from the premises of the Tenant. Owner shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the tenant's premises or the Building under the provisions of this rule. Canvassing, soliciting or peddling in the Building is prohibited and every tenant shall cooperate to prevent the same, in or about its premises.

    24. Tenant shall not at any time store or keep any material, supplies, furniture, furnishings or equipment of any kind in any machine room or in any mechanical or electrical equipment room in the Building whether such room be within or outside premises demised to Tenant.

    25. Owner may charge Tenant for directory board changes subsequent to initial listings. All requests for directory board listings shall be in writing on Tenant's letterhead signed by an authorized representative of Tenant.

    26. In no event and under no circumstances shall hand trucks be brought into or used in any passenger elevators in the Building, it being understood that all freight, furniture, business equipment and bulky matters of every description shall be moved into and out of the Building and between floors therein only on the freight elevator and otherwise in accordance with Rule 8 and the other Rules annexed to this lease.

    27. Tenant, at its cost and expense, shall affix to its office entrance door and thereafter maintain a sign or lettering, whose design shall be subject to Owner's approval, indicating Tenant's name or the name of Tenant's business.

    28. No tenant shall perform any alteration or installations in or to the demised premises (including, without limitation, the installation of any window treatments) which may be visible from outside of the demised premises or the Building without the prior written consent of Owner.